UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fred Roeskestraat 123 1076 EE Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On January 9, 2012, Tornier N.V. (“Tornier”) issued a press release announcing its preliminary unaudited revenue for the fourth quarter and fiscal year ended January 1, 2012.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

To supplement Tornier’s consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the press release includes certain non-GAAP financial measures, including Tornier’s revenues on a constant currency basis.  In order to measure Tornier’s sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affects the comparability and trend of sales.  Constant currency results are calculated by translating current period results at prior period average foreign currency exchange rates.  Tornier believes that financial results on a constant currency basis provide additional information for measuring Tornier’s financial performance and are frequently used by securities analysts and investors; and therefore, Tornier’s management uses revenue on a constant currency basis to evaluate Tornier’s business.  Revenue on a constant currency basis does not represent, and should not be used as a substitute for, revenue as determined in accordance with GAAP.  In addition, such a non-GAAP measure is not based on any comprehensive set of accounting rules or principles; and thus Tornier’s definition of constant currency may differ from that of other companies.  Tornier believes that non-GAAP measures, such as revenue on a constant currency basis, have limitations in that they do not reflect all of the amounts associated with Tornier’s results of operations as determined in accordance with GAAP and such measures should only be used to evaluate Tornier’s results of operations in conjunction with the corresponding GAAP measures.  Tornier uses non-GAAP measures in making operating decisions because it believes the measures provide meaningful supplemental information regarding Tornier’s core operational performance and give a better understanding of how Tornier should invest in research and development activities and how Tornier should allocate resources to both ongoing and prospective business initiatives.  Tornier uses non-GAAP measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses.  Additionally, Tornier’s management is evaluated on the basis of non-GAAP measures, including revenue on a constant currency basis, when determining achievement of their incentive performance compensation targets.  Further, non-GAAP measures facilitate management’s internal comparisons to both Tornier’s historical operating results and to Tornier’s competitors’ operating results.  All of the historical non-GAAP measures in Tornier’s press release are reconciled to the most directly comparable GAAP measure in the press release.

Tornier is furnishing the information contained in Exhibit 99.1 pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”).  This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.  By filing this report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 7.01               Regulation FD Disclosure.

Beginning on January 10, 2012, representatives of Tornier intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.2 attached to this current report on Form 8-K.  A copy of the presentation slides containing such information that may be disclosed by Tornier is attached as Exhibit 99.2 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.  Tornier expects to disclose the information contained in Exhibit 99.2, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2012.

Tornier is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD and Item 7.01 of Form 8-K.  The information in Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of Tornier’s SEC filings and other public announcements that Tornier may make, by press release or otherwise, from time to time.  Tornier undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.2, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.  By filing this report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 9, 2012 (furnished herewith)

99.2	Investor Presentation Slides to be used by Tornier N.V. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2012	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued January 9, 2012	Furnished herewith

99.2	Investor Presentation Slides to be used by Tornier N.V.	Furnished herewith